UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
January 30, 2009
Date of Report (Date of earliest event reported)
Sovereign Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-16581 (Commission File Number)	23-2453088 (IRS Employer Identification No.)

1500 Market Street, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)
(267) 256-8601
Registrant’s telephone number, including area code
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03 Material Modifications to Rights of Security Holders
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
Signature(s)
Exhibit Index
EX-3.1:FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OF SOVEREIGN BANCORP, INC.
EX-3.2:AMENDED AND RESTATED BYLAWS OF SOVEREIGN BANCORP,INC

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On October 13, 2008, Sovereign Bancorp, Inc. (“Sovereign” or the “Company”), and Banco Santander, S.A. (“Santander”), entered into the Transaction Agreement (the “Transaction Agreement”), pursuant to which Santander could acquire 100% of the Company’s outstanding common stock, no par value (the “Common Stock”), not already owned by Santander by means of a series of transactions, including a reincorporation merger and a share exchange under Virginia law (collectively, the “Transaction”).
     On January 30, 2009, the Company consummated the Transaction with Santander, and, as a result, Santander acquired all of the Common Stock not already owned by Santander. Pursuant to the terms and conditions of the Transaction Agreement, each share of Common Stock issued and outstanding immediately prior to the effective time of the reincorporation merger with and into Sovereign Merger Corporation (“Sovereign Virginia”), pursuant to which Sovereign Virginia was the surviving corporation, was exchanged into the right to receive from Santander 0.3206 Santander American Depositary Shares (“Santander ADSs”), unless the holder of such share of Common Stock elected instead (at the same ratio as Santander ADSs) to receive Santander ordinary shares, of 50 euro-cents nominal value each (and Santander did not invalidate such election). Upon the closing of the Transaction, Sovereign Virginia, the successor by merger to the Company, became a wholly-owned subsidiary of Santander. Immediately after the consummation of the Transaction, Sovereign Virginia was renamed Sovereign Bancorp, Inc.
     The foregoing description of the Transaction Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On January 29, 2009, in connection with the closing of the Transaction, the Company notified the New York Stock Exchange (“NYSE”) of the impending closing date and requested that the NYSE file an application on Form 25 (the “Form 25”) with the Securities and Exchange Commission (“SEC”) to remove the Common Stock from listing on the NYSE and registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. The deregistration will become effective 10 days from the filing of the Form 25.
Item 3.03 Material Modifications to Rights of Security Holders.
     In connection with the Transaction, each share of Sovereign’s Series C non-cumulative preferred stock issued and outstanding immediately prior to the effective time of the reincorporation merger (other than shares held in treasury or any shares which

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the holder thereof has perfected its dissenter’s rights pursuant to applicable law) were converted into one share of Series C non-cumulative preferred stock of Sovereign Virginia with identical rights, preferences and designations. All shares of Sovereign’s Series C non-cumulative preferred stock that were converted into shares of Sovereign Virginia Series C non-cumulative preferred stock were automatically canceled and ceased to exist as of the effective time of the reincorporation merger, and each certificate previously representing Sovereign’s Series C non-cumulative preferred stock, without the requirement of any exchange thereof, represents that number of shares of Series C non-cumulative preferred stock of Sovereign Virginia into which such shares of Sovereign’s Series C non-cumulative preferred stock were converted as described above.
     In connection with the consummation of the Transaction, the Warrant Agreement dated as of February 26, 2004 between Sovereign and The Bank of New York Mellon Trust Company, N.A., as Warrant Agent, was amended to provide that (i) each warrant thereunder is now exercisable into 0.5482 Santander ADSs representing 0.5482 ordinary shares of Santander or, at the election of the Warrant holder, 0.5482 ordinary shares of Santander (subject to Santander’s right to invalidate such election), instead of Sovereign common stock, which is the number of Santander ADSs or ordinary shares a holder of a warrant would have received in the Transaction if the holder exercised the Warrant immediately prior to the Transaction; and (ii) future adjustments to the exercise price will continue to be made as provided for in the Warrant Agreement but based on the conversion ratio into Santander ADSs or ordinary shares.
Item 5.01. Changes in Control of Registrant.
     On January 30, 2009, the Company consummated the Transaction with Santander and, as a result, Santander acquired all of the Common Stock not already owned by Santander. Pursuant to the terms and conditions of the Transaction Agreement, each share of Common Stock issued and outstanding immediately prior to the effective time of the reincorporation merger was exchanged into the right to receive from Santander 0.3206 Santander ADSs, unless the holder of such share of Common Stock elected instead (at the same ratio as Santander ADSs) to receive Santander ordinary shares, of 50 euro-cents nominal value each (and Santander did not invalidate such election). Upon the closing of the Transaction, Sovereign Virginia, the successor by merger to the Company, became a wholly-owned subsidiary of Santander.
     The foregoing description of the Transaction Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     In connection with the consummation of the Transaction, with the exception of Marian Heard, the directors of Sovereign not affiliated with Santander did not continue as directors after the consummation of the Transaction.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     As contemplated by the Transaction Agreement, the Articles of Incorporation and Bylaws of Sovereign Virginia in effect prior to the completion of the Transaction remained as the organizational documents of Sovereign Virginia after the consummation of the Transaction (Sovereign Virginia was the surviving corporation of the reincorporation merger and was immediately after the consummation of the Transaction renamed Sovereign Bancorp, Inc.). The Articles of Incorporation were amended on January 30, 2009, to effect the name change from “Sovereign Merger Corporation” to “Sovereign Bancorp, Inc.” and certain amendments were made to the Bylaws on January 30, 2009 to reflect the departure of certain of the Company’s directors as described in item 5.02 above. A form of the amended and restated Articles of Incorporation and the amended and restated Bylaws are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
3.1	Form of Amended and Restated Articles of Incorporation of Sovereign Bancorp, Inc.

3.2	Amended and Restated Bylaws of Sovereign Bancorp, Inc.

10.1	Form of Transaction Agreement, dated as of October 13, 2008, between Sovereign Bancorp, Inc. and Banco Santander, S.A. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 15, 2008).

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Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC
By:	Stacey V. Weikel
Name: Stacey V. Weikel
Title: Senior Vice President

Date: January 30, 2009

Exhibit Index

Exhibit No.	Description
3.1	Form of Amended and Restated Articles of Incorporation of Sovereign Bancorp, Inc.

3.2	Amended and Restated Bylaws of Sovereign Bancorp, Inc.

10.1	Form of Transaction Agreement, dated as of October 13, 2008, between Sovereign Bancorp, Inc. and Banco Santander, S.A. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 15, 2008).